UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2021

ESGEN Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation or organization)	001-40927 (Commission File Number)	98-1601409 (I.R.S. Employer Identification Number)

5956 Sherry Lane
Suite 1400
Dallas, TX 75225
(214) 987-6100
 (Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	ESACU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	ESAC	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	ESACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On October 22, 2021, ESGEN Acquisition Corporation (“we,” “us” or the “Company”) consummated an initial public offering (the “IPO”) of 27,600,000 units (the “Units”) at an offering price of $10.00 per Unit and a private placement with ESGEN, LLC and one or more client accounts of Salient Capital Advisors, LLC of 14,040,000 private placement warrants at a price of $1.00 per warrant. The net proceeds from the IPO together with certain of the proceeds from the private placement (the “Offering Proceeds”), were placed in a trust account established for the benefit of the Company’s public shareholders and the underwriters of the IPO with Continental Stock Transfer & Trust Company acting as trustee (the “Trustee”). Except for the withdrawal of interest to fund regulatory compliance requirements and other costs related thereto, or upon the redemption by public shareholders of Class A ordinary shares in connection with certain amendments to the Company’s amended and restated memorandum and articles of association, none of the funds held in the trust account will be released until the earlier of (a) the completion of the Company’s initial business combination or (b) the redemption of 100% of the Class A ordinary shares included in the Units and issued by the Company in the IPO, if the Company is unable to consummate an initial business combination within 15 months from the closing of the IPO (or up to 21 months if we extend the time to complete a business combination pursuant to the terms of our Amended and Restated Memorandum and Articles of Association and the Investment Management Trust Agreement, dated October 22, 2021, by and between us and the Trustee).

An audited balance sheet as of October 22, 2021 reflecting receipt of the Offering Proceeds has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibits
99.1	Audited Balance Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2021

ESGEN ACQUISITION CORPORATION

By:	/s/ Nader Daylami
Name:	Nader Daylami
Title:	Chief Financial Officer